UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016
SMITHFIELD FOODS, INC.
__________________________________________________________________ (Exact name of registrant as specified in its charter)
Virginia	1-15321	52-0845861
________________________ (State or other jurisdiction of incorporation)	_________________________ (Commission File Number)	_________________________ (IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
_____________________________ (Address of principal executive offices)	______________________________ (Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 28, 2016, Smithfield Foods, Inc. (the “Company”), upon the approval of the Board of Directors of the Company, formally notified Deloitte & Touche LLP (“Deloitte”), the Company’s current independent registered public accounting firm, that it would be dismissed from that position effective upon the completion of Deloitte’s audits of the Company’s consolidated financial statements for the fiscal year ending January 1, 2017, and the issuance of their report thereon. The decision to dismiss Deloitte was made as part of a competitive bidding process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Company expects to retain Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2017 and will file an additional Form 8-K when it formally engages Ernst & Young.
The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended January 3, 2016 and December 28, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended January 3, 2016 and December 28, 2014, the subsequent interim reporting period ended October 2, 2016, and the interim period through October 2, 2016, there were no (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports; and (2) events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements. The letter from Deloitte is filed with this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP, dated November 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: November 3, 2016	/s/ MICHAEL H. COLE

Michael H. Cole
Vice President, Chief Legal Officer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP, dated November 3, 2016